SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
_______________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_______________

Date of Report (Date of earliest event reported): June 30, 2005

KENTUCKY CENTRAL LIFE INSURANCE COMPANY (Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation)	33-13142 33-15521 (Commission File Number)	61-0244930 (IRS Employer Identification No.)

300 West Vine Street, Suite 520, Lexington, Kentucky (Address of principal executive offices)	40507 (Zip Code)

(859) 253-5351 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Filed with this report are the following documents of Kentucky Central Life Insurance Company-In Liquidation:

	1.	Balance Sheet dated June 30, 2005 prepared on modified liquidating basis (unaudited).

	2.	Statements of Receipts and Disbursements for the six months ended June 30, 2005 prepared on a modified liquidating basis (unaudited).

	3.	Notes to financial statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2005

KENTUCKY CENTRAL LIFE INSURANCE COMPANY

By: /s/ R. Glenn Jennings
R. GLENN JENNINGS, EXECUTIVE DIRECTOR, OFFICE OF INSURANCE, AND AS LIQUIDATOR OF KENTUCKY CENTRAL LIFE INSURANCE COMPANY

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
In Liquidation

Balance Sheet
As of June 30, 2005
(Unaudited)

	Notes
Assets	2

Cash	5	$ 375,014

Short-term investments	6	79,317,143
Bonds	7	24,111,753
Mortgage loan	8, 20	754,400
Miscellaneous assets	9	18,760
Accrued investment income		52,816

Total assets		$104,629,886

DISCLAIMER:

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

The accompanying notes are an integral part of these financial statements.

1

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
In Liquidation, continued

Balance Sheet
As of June 30, 2005
(Unaudited)

	Notes

Liabilities	2

Class 1	4
Accrued administrative expenses			$ 520,501

Class 2	4
Policy benefits	1	2,500,000
Opt-in amounts	1, 10	68,000,000
Guaranty associations' post-closing costs	1, 11
			86,500,000

Class 3	4
Claims of the federal government	18(a)		0

Class 4	4		0

Class 5	4
General creditors	12		24,092,838

Class 6	4		2,222

Class 7	4
Interest payable	18(b)		27,700,000

2

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
In Liquidation, continued

Balance Sheet
As of June 30, 2005
(Unaudited)

	Notes

Liabilities	2

Class 8	4
Policyholder deductible	10	16,853,300
Miscellaneous subordinated claims		335,710
General creditor deductible		49,427
Escheat funds deductible		2,500
Class 6 deductible		50
			17,240,987

Class 9	4		0

Class 10	4, 13
Shareholder outstanding dividends and fractional shares		666,224
Common capital stock:
Voting - par value, $100 per share		100,000
Class A non-voting - par value, $1 per sh.		11,141,379
			11,907,603

Total liabilities			167,964,151
(Deficiency) of assets over liabilities			(63,334,265)
Total liabilities and (deficiency)			$ 104,629,886

DISCLAIMER:

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

3

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
In Liquidation, continued

Statement of Receipts and Disbursements
For the six months ended June 30, 2005
(Unaudited)

	Notes
Receipts	2	1/1- 6/30/05
Refund on real estate taxes & insurance		$ 99,070
Sale proceeds	14	4,475,025
Agents' balances received		115
Other miscellaneous receipts		87,283
Receipts before investment activities		4,661,493

Interest and dividend receipts		793,084
Proceeds from sales:
(a) Net-money market securities		782,927
(b) Net-short-term bonds		20,567,563
Accrued interest on bond		141,405
Receipts from investment activities		22,284,979

Total cash receipts		$ 26,946,472

DISCLAIMER:

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

The accompanying notes are an integral part of these financial statements.

4

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
In Liquidation, continued

Statement of Receipts and Disbursements
For the six months ended June 30, 2005
(Unaudited)

	Notes
Disbursements	2	1/1 - 6/30/05
Losses/benefit payments	15	$ 3,730
Legal fees		1,122,636
Accounting fees		44,426
Receivers fees		34,110
Consulting fees		221,859
Salaries		96,646
Employee benefits		8,372
Premium taxes paid		87,623
Payroll and other state taxes		2,187
Rent and related expenses		70,808
Frankfort Hotels, Ltd.		165,000
Office expenses and miscellaneous		15,469
Asset disposition fee and taxes	14	190,207
Bank fees		1,405
Total disbursements before investment activities		2,064,478

(Continued)

5

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
In Liquidation, continued

Statement of Receipts and Disbursements
For the six months ended June 30, 2005
(Unaudited)

	Notes
Disbursements	2	1/1 - 6/30/05
Investment expenses	16	34,090
Purchase of:
(a) Net-money market securities		10,496,439
(b) Net-short-term bonds		-
(c) Long-term bonds		14,579,106
(d) Accrued interest on bonds		113,232
Disbursements for investment activities		25,222,867

Total cash disbursements		27,287,345

Net decrease in cash		(340,873)
Beginning cash		715,887
Ending cash		$ 375,014

DISCLAIMER:

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

The accompanying notes are an integral part of these financial statements.

6

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION
Notes to the Financial Statements
(Unaudited)

1.     Reorganization and Reinsurance of the Life and Health Insurance Assets of Kentucky Central Life Insurance Company and Order of Liquidation - On February 12, 1993, Kentucky Central Life Insurance Company ("Kentucky Central" or the "Company") was placed into rehabilitation by an order of the Franklin Circuit Court ("Court") after a determination by the Commissioner of the Kentucky Department of Insurance that such action was necessary for the protection of the Company's policyholders. On February 9, 1994, after a thorough investigation regarding rehabilitating versus liquidating the Company, the Commissioner, Don W. Stephens, in his capacity as Rehabilitator of Kentucky Central, filed a motion for reorganization and reinsurance of the Company's life and health assets and a petition of liquidation with the Court.

          On August 18, 1994, the Court issued an order approving the motion of the Rehabilitator for Reorganization and Reinsurance of the Company's life and health assets with Jefferson-Pilot Life Insurance Company ("JP Life"). (The Rehabilitator's Plan of Reorganization and Reinsurance together with the Guaranty Association Participation Agreement By and Among the National Organization of Life and Health Insurance Guaranty Associations and the Participating State Life and Health Insurance Guaranty Associations and Kentucky Central Life Insurance Company Acting By and Through Don W. Stephens, Insurance Commissioner of the Commonwealth of Kentucky, As Rehabilitator and Liquidator of KCL and Jefferson Pilot Life Insurance Company are hereinafter collectively referred to as the "Plan.") In conjunction therewith, the Court issued an order terminating the rehabilitation and directing the liquidation of the Company (the "Order"). The Company was ordered into liquidation following a determination by the Court that the Company was insolvent and that rehabilitation of the Company was not feasible. The Order was affirmed by the Supreme Court of Kentucky on May 11, 1995.

          The key element of the Rehabilitator's Plan of Reorganization and Reinsurance, the transfer to JP Life of most of the Company's assets in exchange for JP Life's agreement to assume and "enhance" the life insurance policies and annuity contracts previously issued by the Company, was closed on May 31, 1995. All policyholders of the Company were given the right, if they chose to do so, to keep their life insurance and annuity contracts, and immediately become policyholders of JP Life; such policyholders are referred to herein as "Opt-ins." Those policyholders who elected not to have their policies transferred are referred to herein as "Opt-outs."

          In consideration for JP Life's assumption of the liabilities for Opt-ins, the Company transferred bonds, short-term securities, cash, policy loans and certain miscellaneous assets with a total estimated value of $762,862,093 to JP Life on the date of closing. Policyholders representing approximately 95% of the total policy values in force opted into the Plan and were transferred to JP Life on the date of closing.

7

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION
Notes to the Financial Statements, continued
(Unaudited)

          The life insurance guaranty associations of the states where the Company was licensed to do business transferred assets consisting of cash and notes with a total value of $109,986,918 to JP Life in connection with the closing. Such assets, along with an enhancement added by JP Life, were used to restore the policy values of Opt-ins whose policies were covered by one of the guaranty association funds to their full amount as recorded by the Company as of the closing date and for uncovered policyholders restructured account values to the extent supported by the assets. In return for this advancement of assets on behalf of covered policyholders, the state guaranty associations obtained what is now a class 2 priority claim against the Company. The shortfall on uncovered policies was calculated at closing to be $11,231,328.

          Under the Plan, the Company retains a liability to Opt-ins over and above the amount of their full policy value as of the closing date. The ultimate amount of this liability, referred to as the Reimbursable Amount, depends on the interest rates from February 12, 1993 until a date five years from closing (i.e., May 31, 2000), and on the persistency of Opt-in policies during the five-year period after closing.

          Policyholders representing approximately 5% of the total policy values in force opted out of the Plan. The Company is obligated to pay these policyholders their proportionate share of the Company's assets up to the full amount of their statutory reserve as of February 12, 1993, plus any additions to their policy values from premiums paid and less any deductions to their policy values subsequent to that date. The full amount of such obligation to Opt-outs was approximately $57 million. The Plan calls for the Company to pay these amounts in three installments. The first installment, equivalent to 75% of the total opt-out amount, was due, and paid, 120 days after closing. The second installment was paid June 23, 1997 and the final installment was paid in June 1999.

          Assets not transferred to JP Life remained with the Company and are being liquidated by the Commissioner of the Kentucky Department of Insurance who has been designated as the Liquidator of the Company. The Liquidator is vested by operation of law with the title to all of the Company's property, contracts, and rights of action, and may recover and reduce all such assets to possession and liquidate them in accordance with the terms of the Order and applicable law. The court has ordered the Liquidator to liquidate the remaining assets of the estate as rapidly and economically as prudent. As these assets are liquidated, they will be utilized to repay the guaranty associations and to make policyholders whole. The remaining assets of the Company, if any, will be distributed to other creditors and shareholders in the priority established by applicable statute.

(Continued)

8

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION
Notes to the Financial Statements, continued
(Unaudited)

          Pursuant to the terms of the Plan, $50,000,000 from the assets of Kentucky Central was disbursed on February 13, 1996. Of this amount $41,039,878 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $3,557,738 was applied to reduce policy benefits due uncovered policies and $2,291,194 was applied to the Opt-in Traditional liability. The remaining $3,111,190 was later distributed to Opt-out policyholders.

          In a similar transaction, $40,000,000 was distributed from the assets of the Company in May and June 1997. Of this amount, $32,890,768 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $2,774,651 was applied to reduce policy benefits due uncovered policies and $1,834,469 was applied to the Opt-in Traditional liability. The remaining $2,500,112 was distributed to Opt-out policyholders on June 23, 1997.

          In May 1998, an additional $34,880,662 was distributed from the assets of the Company. Of this amount, $31,647,582 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $3,233,080 was applied to reduce policy benefits due uncovered policies and Opt-in Traditional liability.

          In June 1999, $57,184,519 was distributed from the assets of the Company. Of this amount, $41,081,377 reduced the liability to the Guaranty Associations, $22,817,731 on the Guaranty Associations' advances and $18,263,646 on the Guaranty Associations' post closing costs. Additionally, $6,775,707 was applied to reduce policy benefits due uncovered policies and Opt-in amounts. The remaining $9,327,434 was distributed as the final installment to Opt-out policyholders.

2.      Basis of Presentation - The accompanying financial statements of Kentucky Central Life Insurance Company (In Liquidation) are unaudited. The balance sheet has been prepared on a liquidating basis, that is, assets have been reported at their estimated market value. The financial statements are presented generally in a format established by the National Association of Insurance Commissioners ("NAIC") Report on Receiverships.

          With regard to the liabilities, for the purposes of these financial statements, the liabilities have been preliminarily classified in accordance with the statutory scheme set forth in Chapter 304 of the Kentucky Revised Statutes, Subtitle 33, Section 430. The classifications and amounts are subject to further review and change, and the Liquidator is not bound or prejudiced by the classification of the liabilities on the financial statements as the process for reviewing the liabilities and claims is ongoing. See footnote number 18(b) for additional information regarding these claims.

(Continued)

9

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION
Notes to the Financial Statements, continued
(Unaudited)

          The Statement of Receipts and Disbursements is prepared on a cash basis. Since the Company has been in both rehabilitation and liquidation, the books and records were not organized in such a manner to facilitate the accounting of receipts and disbursements on a cash basis from the date of rehabilitation.

          The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

3.      Ownership and Affiliated Companies - The common stock of Kentucky Central consists of two classes: Voting and Class A Non-voting. The Class A Non-voting common stock is publicly held and was traded on the NASDAQ stock market until removed from listing in April 1993.

4.      Order of Distribution - The order of distribution from the assets of the Company's estate is set forth at KRS 304.33-430, prior to its amendment in 2000. By its express terms, the statute applies and governs the priority of distribution of assets in any proceeding to liquidate an insurer pending on the effective date of the statute. Even if adopted by Kentucky Central, the changes to the statute effectuated in 2000 and subsequently would have no effect on the priority of distribution of the Company's assets.

(Continued)

10

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION
Notes to the Financial Statements, continued
(Unaudited)

The statute provides as follows:

Section 1. The order of distribution of claims from the insurer's estate shall be as stated in this section. The first fifty dollars ($50) of the amount allowed on each claim in the classes under subsections (2) to (6), inclusive, of this section, shall be deducted from the claim and included in the class under subsection (8) of this section. Claims may not be cumulated by assignment to avoid application of the fifty dollars ($50) deductible provision. Subject to the fifty dollars ($50) deductible provision, every claim in each class shall be paid in full or adequate funds retained for the payment before the members of the next class receive any payment. No subclasses shall be established within any class. No claim by a shareholder, policyholder, or other creditor shall be permitted to circumvent the priority classes through the use of equitable remedies.

(1)

Administration costs. The costs and expenses of administration, including but not limited to the following: the actual and necessary costs of preserving or recovering the assets of the insurer; compensation for all services rendered in the liquidation; any necessary filing fees; the fees and mileage payable to witnesses; and reasonable attorneys' fees.

(2)

Loss and unearned premium claims. Claims by policyholders, beneficiaries, and insureds arising from and within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and liability claims against insureds which claims are within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and claims of guaranty associations or foreign guaranty associations. Notwithstanding the foregoing, the following claims shall be excluded from Class 2 priority:

(a) Obligations of the insolvent insurer arising out of reinsurance contracts;

(b)

Obligations incurred after the expiration date of the insurance policy or after the policy has been replaced by the insured or canceled at the insured's request or after the policy has been canceled as provided in this chapter. Notwithstanding this subsection, earned premium claims on policies, other than reinsurance agreements, shall not be excluded;

(Continued)

11

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION
Notes to the Financial Statements, continued
(Unaudited)

(c) Obligations to insurers, insurance pools, or underwriting associations and their claims for contribution, indemnity or subrogation, equitable or otherwise;

(d) Any claim which is in excess of any applicable limits provided in the insurance policy issued by the insolvent insurer;

(e) Any amount accrued as punitive or exemplary damages unless expressly covered under the terms of the policy; and

(f) Tort claims of any kind against the insurer, and claims against the insurer for bad faith or wrongful settlement practices.

(3) Claims of the federal government other than those claims included in Class 2.

(4) Wages.

(a)

Debts due to employees for services performed, not to exceed one thousand dollars ($1,000) to each employee which have been earned within one (1) year before the filing of the petition for liquidation. Officers shall not be entitled to the benefit of this priority.

(b) This priority shall be in lieu of any other similar priority authorized by law as to wages or compensation of employees.

(5)

Residual classification. All other claims including claims of the federal or any state or local government, not falling within other classes under this section. Claims, including those of any governmental body, for a penalty or forfeiture, shall be allowed in this class only to the extent of the pecuniary loss sustained from the act, transaction or proceeding out of which the penalty or forfeiture arose, with reasonable and actual costs occasioned thereby. The remainder of such claims shall be postponed to the class of claims under subsection (8) of this section.

(Continued)

12

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION
Notes to the Financial Statements, continued
(Unaudited)

(6)

Judgments. Claims based solely on judgments. If a claimant files a claim and bases it both on the judgment and on the underlying facts, the claim shall be considered by the liquidator who shall give the judgment such weight as he deems appropriate. The claim as allowed shall receive the priority it would receive in the absence of the judgment. If the judgment is larger than the allowance on the underlying claim, the remaining portion of the judgment shall be treated as if it were a claim based solely on a judgment.

(7)

Interest on claims already paid. Interest at the legal rate compounded annually on all claims in the classes under subsections (1) to (6) of this section, inclusive, from the date of the petition for liquidation or the date on which the claim becomes due, whichever is later, until the date on which the dividend is declared. The liquidator, with the approval of the court may make reasonable classifications of claims for purposes of computing interest, may make approximate computations and may ignore certain classifications and time periods as de minimis.

(8)	Miscellaneous subordinated claims. The remaining claims or portions of claims not already paid, with interest as in subsection (7) of this section:

	(a)	The first fifty dollars ($50) of each claim in the classes under subsections (2) to (6), inclusive, of this section, subordinated under this section;

	(b)	Claims under subsection (2) of KRS 304.33-380;

	(c)	Claims subordinated by KRS 304.33-600;

	(d)	Claims filed late;

	(e)	Portions of claims subordinated under subsection (5) of this section; and

	(f)	Claims or portions of claims, payment of which is provided by other benefits or advantages recovered or recoverable by the claimant.

(9)

Preferred ownership claims. Surplus or contribution notes, or similar obligations, and premium refunds on assessable policies. Interest at the legal rate shall be added to each claim, as in subsections (7) and (8) of this section.

(Continued)

13

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION
Notes to the Financial Statements, continued
(Unaudited)

(10)	Proprietary claims. The claims of shareholders or other owners.

Section 2. Section 1 of this Act shall apply to and govern the priority of the distribution of assets in any proceeding to liquidate an insurer pending on or commenced on or after the effective date of the Act.

The liabilities on the accompanying balance sheet are presented in accordance with the order of distribution set forth in the amended statute.

5. Cash - As of June 30, 2005, Kentucky Central had cash on deposit in banks of .

6. Short-term investments - As of June 30, 2005, short-term investments consisted of money market accounts in the amount of and United States Treasury Bill and Notes in the amount of .

7.     Bonds - As of June 30, 2005, bonds in the amount of principally stated at their market value as obtained from published information concerning the market value of such bonds. The bond values are not based upon valuations published by the NAIC Committee on Valuation of Securities.

8.     Mortgage Loan - The mortgage loan on real estate is stated at its estimated market value based on an appraisal obtained in May 2004, net of $65,600, the estimated costs to dispose of the loan. See footnote number 20 for additional information regarding this asset.

9. Miscellaneous Assets - This amount consists of miscellaneous receivables in the amount of .

          In August 1996, M-C Realty, Inc. (a Kentucky Central subsidiary) and certain affiliates of M-C Realty, Inc. filed refund claims for corporate taxes paid to the Commonwealth of Kentucky for the 1991-94 tax years. The total amount of refunds sought is $1,132,166. The probability of collection of the refunds is unknown at this time. Accordingly, the refund claims are not reflected on the balance sheet as of this date.

          No value has been reflected on the balance sheet for Furniture & Fixtures or Other Assets due to the fact that realization of the value of the accounts is unlikely. Unused fixed assets will be disposed of at the appropriate time. As of June 30, 2005, the net book value of Furniture & Fixtures was $11,401.

(Continued)

14

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION
Notes to the Financial Statements, continued
(Unaudited)

10.     Opt-in Amounts - This liability is an estimate of the combination of the following: reimbursement for the reduced account values resulting from the difference in the rate credited to policyholders from February 12, 1993 to May 31, 1995 versus the new money rate as described in the Plan, reimbursement for the reduced account values resulting from non-contractual expenses charged by JP Life during the moratorium period subsequent to the closing as required by the Plan and reimbursement of reduced account values resulting from lower than market credited interest rates applied by JP Life during the moratorium period subsequent to the closing as required under the Plan. JP Life has estimated the liability to be $83 million, of which $68 million is reflected in Class 2 and $15 million is reflected in Class 8. The Liquidator is in the process of examining the calculation by JP Life and thus has not reached a final conclusion regarding the actual reimbursable amount.

11.     Guaranty Associations' Post-closing Costs - This is the guaranty associations continuing support costs through the five-year Plan period, together with estimated accrued interest as of June 30, 2005.

12.     General Creditors - This liability consists primarily of amounts due to agents under a deferred compensation agreement formerly maintained by the Company, and amounts due to owners of Industrial Revenue Bonds, Series 1985, issued by the Lexington-Fayette Urban County Government and guaranteed by the Company. Interest has been accrued on these claims and is reflected in Class 7.

13.     Other Equity Claims - The amounts reflected as Class 10 claims include the book value of the shareholders' common stock and additional paid-in-capital ($11,241,379), and the outstanding dividends and fractional shares related to the common stock ($666,224).

14. Sale of Frankfort Hotels, Ltd. - Effective February 1, 2005, all of the assets of Frankfort Hotels, Ltd. were sold.

15. Losses/Benefit Payments - This amount includes payments made to policyholders with claims occurring prior to May 31, 1995 and continuing claims on credit insurance.

16. Investment Expenses - This expense is generally related to the operation and maintenance of the Company's investments in bonds.

(Continued)

15

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION
Notes to the Financial Statements, continued
(Unaudited)

17.     Liability to Opt-in Policyholders - The Plan creates a liability to policyholders for the difference between policyholder account values as calculated before and after restructuring. The liability to Opt-in policyholders was reduced at closing by amounts paid to JP Life for the benefit of the policyholders by the guaranty associations on behalf of Kentucky Central (and such reduction is currently shown as a liability to the guaranty associations). The Plan also calls for a discharge of the liability to Opt-in policyholders upon an order by the Court after several events have occurred. It is currently anticipated that the entire amount of this liability (approximately $249 million) will ultimately be discharged by the Court. Therefore, no dollar amount is included in the financial statement.

18. Contingent Liabilities

           (a)     Income Taxes - The Company may have a tax liability for Phase III taxable income. Phase III taxable income results from certain reductions to the Company's "policyholders' surplus account." The policyholders' surplus account is an untaxed income account that was accumulated under prior tax law and prior to the Company being placed in rehabilitation and liquidation. It is the Company's contention, supported by tax case law, that the Company will not have any federal tax liability related to reductions in this account as long as the assets of the Company are insufficient to result in distributions to shareholders. If, on the other hand, the Company is ultimately able to make distributions to shareholders, all or part of a federal tax liability may exist. If a liability is found to exist, the maximum tax is estimated to be $2.6 million.

           (b)     Claims Filed - Claims in excess of $1,380,100,000 have been filed against Kentucky Central pursuant to the claims process outlined in KRS 304 Subtitle 33. The Franklin Circuit Court has approved the Liquidator's denial of claims equal to approximately $1,246,300,000. Additionally, the Court has approved the withdrawal and/or settlement of claims in the amount of approximately $92,900,000; distributions of approximately $7,000,000 were made in connection with the settlements. As of June 30, 2005, claims filed in the approximate amount of $29,100,000 have been recorded as approximately $23,600,000 of liabilities on the financial statements, and claims filed in an amount in excess of $11,700,000 remain pending and under investigation. To the extent the remaining claims are proven valid, they will have the effect of increasing the amount by which the Company's liabilities exceed its assets. Additionally, interest will accrue on those claims which are proven valid and such interest is recorded as a Class 7 liability.

(Continued)

16

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION
Notes to the Financial Statements, continued
(Unaudited)

          The Liquidator cautions that under KRS 304.33-360(2) there is a limited opportunity for certain claimants to assert valid claims after the expiration of the claims bar date. Further, under KRS 304.33-360(1), certain claims - specifically, preferred ownership and proprietary claims under subsections (9) and (10) of KRS 304.33-430 are not required to be filed. Thus, total claims asserted against the Liquidator may actually be in excess of the amounts set forth above. The extent of any such additional liability is uncertain at this time.

19.     Litigation Settlements - In February 2003, the Liquidator and Deloitte & Touche ("Deloitte") reached an agreement to settle the Liquidator's claims against Deloitte and its partners set forth in the action styled Liquidator of Kentucky Central Life Insurance Company v. Schaeffer, et al., Franklin Circuit Court, Civil Action No. 93-CI-0196-AP-2. The settlement was subject to the approval of the Franklin Circuit Court. On July 25, 2003, the Franklin Circuit Court entered an Order approving the Settlement Agreement and Mutual Release entered into between the Liquidator and Deloitte. On July 28, 2003, Deloitte paid into escrow the $23 million settlement amount called for under the agreement. The settlement amount, and accrued interest, will be paid to the Liquidator only upon the conclusion of all appeals and only if the Settlement Agreement and Mutual Release, and the Agreed Order of Dismissal entered in Liquidator v. Schaeffer, et al. are not vacated, modified or reversed upon appeal. The Settlement Agreement and Mutual Release and Agreed Order of Dismissal are the subject of an appeal to the Kentucky Court of Appeals by one of the defendants to Liquidator of Kentucky Central Life Insurance Company v. Schaeffer. The settlement amount is not reflected as an asset on the balance sheet as of June 30, 2005.

20.     Subsequent Events - The Liquidator has recently entered into two global settlement agreements to resolve all pending and threatened lawsuits and claims by and between the Liquidator and the Webb Group Defendants, including Donald W. Webb, R. Dudley Webb, and a number of the Webb-affiliated business entities, with the prior approval of the Franklin Circuit Court. On August 1, 2005, the Liquidator entered into a settlement agreement with Donald W. Webb and Julie H. Webb whereby these parties paid $2,850,000 to the Liquidator in exchange for a full and final release of all claims asserted by the Liquidator against them. These parties also released all pending counterclaims and proofs of claims that they had asserted against the Liquidator as a condition of the settlement. The settlement payment of $2,850,000 was paid to Kentucky Central in August 2005. One of the obligations satisfied by the settlement was repayment of a mortgage loan reflected in the balance sheet as of June 30, 2005 in the amount of $754,400. Pursuant to the settlement agreement with Donald and Julie Webb, the Liquidator released his mortgage and security interests in three buildings located in Lexington, Kentucky on West Main Street, known as the "West Main Properties," in exchange for the settlement payment.

(Continued)

17

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION
Notes to the Financial Statements, continued
(Unaudited)

          On October 13, 2005, the Liquidator entered into a separate settlement agreement with R. Dudley Webb and numerous Webb business entities ("Webb Affiliates") whereby these parties paid $1,000,000 to the Liquidator in exchange for a full and final release of all claims asserted by the Liquidator against them. These parties also released all pending counterclaims and proofs of claims that they had asserted against the Liquidator as a condition of the settlement. The settlement payment of $1,000,000 was paid to Kentucky Central in October 2005.

(Continued)

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KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION

Professional Fees
January - June 2005
(Unaudited)

LEGAL FEES

Stites & Harbison	$ 109,306
Frost Brown Todd	8,451
Stoll Keenon & Park	3,042
Woodward Hobson & Fulton	1,001,837

Subtotal	1,122,636

ACCOUNTANT

Dean, Dorton & Ford	44,426

Subtotal	44,426

OTHER CONSULTING

Baldwin Group (1)	207,250
Deputy Liquidator	34,110
Property Assessment	28,579
Gerald P. Johnston	3,063
Shirley Bonne	209
Databasics	1,322
Joseph D. Hudson	8,576
Veris Consulting, LLC	81,250
Christopher Cornell	71,611

Subtotal	435,970

TOTAL	$ 1,603,032

(1) Includes disposition fee assessed on sale of Holiday Inn.

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